as of September 4, 1997

Fairfield Capital Corp.
11001 Executive Center Drive
Little Rock, Arkansas  72211
Attn:  Ralph Turner
FAX:    501-228-2771
PHONE:  501-312-3961

              PROTECTED INTEREST RATE AGREEMENT

      This  letter  agreement and Schedule  A  attached
hereto   and   incorporated  herein  (the  "Agreement")
confirms  the  oral  agreement  entered  into   between
Fairfield  Capital  Corp.  (the  "Company")   and   The
BankBoston, N. A. (the "Bank") on the Trade Date set forth below under which we have agreed to provide you interest rate protection under the following terms and conditions:

     1.   Trade Date:              September 4, 1997

     2.   Effective Date:          September  8, 1997

     3.   Termination Date:        November 6, 2003,
                                   provided that if any such
                                   Termination Date is not a
                                   Business Day, then such
                                   Termination Date shall be
                                   the next succeeding
                                   Business Day, or, if such
                                   adjusted Termination Date
                                   would fall in the next
                                   calendar month, then the
                                   Termination  Date shall
                                   be the immediately
                                   preceding Business Day.

     4.   Principal Protected:     See Schedule A attached.

     5.   Reference Interest Rate: Weighted average for each day in the month preceding each Calculation Date
                                   of the rate set forth in the Federal
                                   Reserve statistical release H.15(519)
                                   under  the caption  "CommercialPaper-
                                   Non Financial", raised to a Money Market yield basis and settled quarterly.

     6.   Cap Rate:                8.8245%

     7.   Protected Period:        As set forth in  attached Schedule A.

     8.   Transaction Fee:         USD 104,000.00, payable on September 5, 1997.



                                  -2-



     In consideration of the payment of the Transaction
Fee  of  US $104,000.00 the Bank agrees to pay  to  the
Company  the excess, if any, of the Calculated Interest
Amount  over  the  Protected Interest Amount  for  each
Protected Period as determined in accordance with  this
Agreement, such payments to be made in arrears on  each
Settlement Date ("Settlement Date" being the Reset Date
for  the next succeeding Protected Period, or,  in  the
case  of  the  final Protected Period, the  Termination
Date).  The Bank shall pay each amount due hereunder to
the  Company  by  crediting the same to  the  Company's
account  at  the principal office of the  Bank  at  100
Federal  Street,  Boston, Massachusetts  02106,  or  by
deposit to such other location in the United States  as
the  Company may designate in writing to the Bank (such
payment  being  subject to it being a business  day  in
such  locale).   The Company agrees to deliver  to  the
Bank payment of the Transaction Fee to an account designated by the Bank on September 5, 1997, in same day U.S. Dollar funds.

      Each  party hereto hereby represents and warrants
to  the other party hereto that, as of the Trade  Date,
it  is  duly  organized, validly existing and  in  good
standing   under  the  laws  of  its  jurisdiction   of
organization,  and  has  the  power  and  authority  to
execute  and  deliver this Agreement, and  perform  its
obligations  thereunder, and  that  it  has  taken  all
necessary  action  for and has obtained  all  necessary
consents  to  its  execution  and  delivery   of   this
Agreement   and  the  performance  of  its  obligations
hereunder, and this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation.

      This  Agreement  contains  the  entire  agreement
between  the  parties relating to  the  subject  matter
hereof  and  supersedes all oral statements  and  prior
writings with respect thereto.  This Agreement  may  be
terminated,  modified or amended only by an  instrument
in  writing  executed  by  the  parties  hereto.   This
Agreement  shall  be  binding upon  and  inure  to  the
benefit  of  the  parties hereto and  their  respective
successors and assigns.  The rights and obligations  of
each  party  hereto may not be assigned or  transferred
without  the  prior written consent of the other  party
hereto  (such consent not to be unreasonably withheld);
provided,   however,  that  the  foregoing  shall   not
--------    -------
prohibit the security interest created by the Company in this Agreement pursuant to the Amended and Restated
Credit Agreement, dated as of July 31, 1996, among the Company, certain other creditors, and the Bank, which security interest the Company hereby confirms.


      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN  ACCORDANCE  WITH  THE LAWS OF THE  COMMONWEALTH  OF
MASSACHUSETTS.

      Notices hereunder shall be in writing and may  be
given  or  made by personal delivery or by first  class
mail  and shall be deemed given when actually received.
Notices  shall  be  addressed to the Company  at  11001
Executive  Center Drive, Little Rock, Arkansas   72211,
Attn:  Ralph Turner, and to the Bank at BankBoston,  N.
A.  100  Federal  Street, Boston, Massachusetts  02106,
Attn: Cap Desk, Arbitrage Operations, 01-13-08, with a copy to Paul Divito, BankBoston, N. A., GA-FML-Atlanta.


                             -3-

Very truly yours,
BANKBOSTON, N. A.




By: /s/Thomas P. Corcoran            By: /s/Paul Divito
   ------------------------------       ---------------------------------
Name:   Thomas P. Corcoran           Name:  Paul Divito
Title:  Director                     Title: Relationship Manager



Agreed  and  accepted as of the 4th day  of  September, 1997.


Name of Company:    FAIRFIELD CAPITAL CORP.


          By: /s/Ralph E. Turner
              --------------------------------------
          Title: Treasurer
                ------------------------------------

Kindly return two copies confirming acceptance on your behalf.


                                  SCHEDULE A

                            FAIRFIELD CAPITAL CORP.

               Principal
               Protected            Protected Period      Cap
                                    ----------------
          (amounts in thousands)    From*     Through*    Rate
          ----------------------    -----     --------    ----
               USD 38,046.         09/08/97   10/06/97   8.8245%
               USD 37,918.         10/07/97   11/06/97   8.8245%
               USD 37,797.         11/07/97   12/06/97   8.8245%
               USD 37,680.         12/07/97   01/06/98   8.8245%
               USD 39,073.         01/07/98   02/06/98   8.8245%
               USD 38,244.         02/07/98   03/06/98   8.8245%
               USD 37,235.         03/07/98   04/06/98   8.8245%
               USD 36,237.         04/07/98   05/06/98   8.8245%
               USD 35,257.         05/07/98   06/06/98   8.8245%
               USD 34,286.         06/07/98   07/06/98   8.8245%
               USD 33,342.         07/07/98   08/06/98   8.8245%
               USD 32,419.         08/07/98   09/06/98   8.8245%
               USD 31,513.         09/07/98   10/06/98   8.8245%
               USD 30,784.         10/07/98   11/06/98   8.8245%
               USD 30,084.         11/07/98   12/06/98   8.8245%
               USD 29,381.         12/07/98   01/06/99   8.8245%
               USD 28,687.         01/07/99   02/06/99   8.8245%
               USD 28,565.         02/07/99   03/06/99   8.8245%
               USD 27,967.         03/07/99   04/06/99   8.8245%
               USD 27,284.         04/07/99   05/06/99   8.8245%
               USD 26,614.         05/07/99   06/06/99   8.8245%
               USD 25,954.         06/07/99   07/06/99   8.8245%
               USD 25,318.         07/07/99   08/06/99   8.8245%
               USD 24,637.         08/07/99   09/06/99   8.8245%
               USD 23,955.         09/07/99   10/06/99   8.8245%
               USD 23,272.         10/07/99   11/06/99   8.8245%
               USD 22,595.         11/07/99   12/06/99   8.8245%
               USD 21,923          12/07/99   01/06/00   8.8245%
               USD 21,261.         01/07/00   02/06/00   8.8245%
               USD 21,471.         02/07/00   03/06/00   8.8245%
               USD 20,845.         03/07/00   04/06/00   8.8245%
               USD 20,225.         04/07/00   05/06/00   8.8245%
               USD 19,613.         05/07/00   06/06/00   8.8245%
               USD 19,008.         06/07/00   07/06/00   8.8245%
               USD 18,421.         07/07/00   08/06/00   8.8245%
               USD 17,841.         08/07/00   09/06/00   8.8245%
               USD 17,270.         09/07/00   10/06/00   8.8245%
               USD 16,730.         10/07/00   11/06/00   8.8245%
               USD 16,199.         11/07/00   12/06/00   8.8245%
               USD 15,672.         12/07/00   01/06/01   8.8245%
               USD 15,153.         01/07/01   02/06/01   8.8245%
               USD 15,138.         02/07/01   03/06/01   8.8245%
               USD 14,590.         03/07/01   04/06/01   8.8245%
               USD 14,049.         04/07/01   05/06/01   8.8245%
               USD 13,521.         05/07/01   06/06/01   8.8245%
               USD 13,000.         06/07/01   07/06/01   8.8245%


                              SCHEDULE A (CONT'D)

                            FAIRFIELD CAPITAL CORP.

               Principal
               Protected            Protected Period      Cap
                                    ----------------
         (amounts in thousands)     From*     Through*    Rate
          --------------------      -----     --------    ----
               USD 12,486.         07/07/01   08/06/01   8.8245%
               USD 11,982.         08/07/01   09/06/01   8.8245%
               USD 11,488.         09/07/01   10/06/01   8.8245%
               USD 11,003.         10/07/01   11/06/01   8.8245%
               USD 10,523.         11/07/01   12/06/01   8.8245%
               USD 10,046.         12/07/01   01/06/02   8.8245%
               USD  9,574.         01/07/02   02/06/02   8.8245%
               USD  9,301.         02/07/02   03/06/02   8.8245%
               USD  8,932.         03/07/02   04/06/02   8.8245%
               USD  8,568.         04/07/02   05/06/02   8.8245%
               USD  8,211.         05/07/02   06/06/02   8.8245%
               USD  7,859.         06/07/02   07/06/02   8.8245%
               USD  7,517.         07/07/02   08/06/02   8.8245%
               USD  7,181.         08/07/02   09/06/02   8.8245%
               USD  6,653.         09/07/02   10/06/02   8.8245%
               USD  5,995.         10/07/02   11/06/02   8.8245%
               USD  5,346.         11/07/02   12/06/02   8.8245%
               USD  4,706.         12/07/02   01/06/03   8.8245%
               USD  4,075.         01/07/03   02/06/03   8.8245%
               USD  1,730.         02/07/03   03/06/03   8.8245%
               USD  1,431.         03/07/03   04/06/03   8.8245%
               USD  1,143.         04/07/03   05/06/03   8.8245%
               USD    900.         05/07/03   06/06/03   8.8245%
               USD    634.         06/07/03   07/06/03   8.8245%
               USD    359.         07/07/03   08/06/03   8.8245%
               USD     79.         08/07/03   09/06/03   8.8245%
               USD    431.         09/07/03   10/06/03   8.8245%
               USD    170.         10/07/03   11/06/03   8.8245%


                              *provided that if any such Date is not
                              a Business Day, then such Date shall be
                              the next succeeding Business Day, or, if such adjusted Date would fall in the next calendar month, then the Date shall be the immediately preceding Business Day.


The   Calculated  Interest  Amount  shall   equal   the
Reference  Interest Rate, divided by 360 and multiplied
by  the  actual number of days in the Protected Period,
multiplied  by  the  Principal Amount  Protected.   The
Protected Cap Interest Amount shall equal the Cap Rate,
divided  by 360 and multiplied by the actual number  of
days  in  the  Protected  Period,  multiplied  by   the
Principal Amount Protected.